SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2007

I.D. SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15087	22-3270799
(State Or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One University Plaza, Hackensack, NJ 07601
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (201) 996-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 3, 2007, I.D. Systems, Inc. (the “Registrant”) issued a press release regarding results for the quarter ended March 31, 2007. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report is being furnished pursuant to Item 2.02 of Form 8-K, insofar as it discloses historical information regarding the Registrant’s results of operations and financial condition as of, and for the quarter ended March 31, 2007. In accordance with General Instructions B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable, the Registrant can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K regarding our financial position, financial guidance, business strategy, products, markets, plans or objectives for future operations are forward-looking statements. The Registrant cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Registrant’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under the heading “Risk Factors” contained in the Registrant’s filings with the Securities and Exchange Commission.

Item 8.01. Other Events.

On May 3, 2007, the Registrant announced that its Board of Directors has authorized the repurchase of issued and outstanding shares of its common stock having an aggregate value of up to $10,000,000. A copy of the press release pursuant to which the Registrant announced the share repurchase program is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

As described above, the following Exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit 99.1 - Press release dated May 3, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I.D. SYSTEMS, INC.

Date: May 3, 2007	By:	/s/ Ned Mavrommatis
Name: Ned Mavrommatis
Title: Chief Financial Officer